Exhibit 99.2

1 the urban edge

2 Urban Edge Properties is a NYSE listed real estate investment trust focused on retail real estate in urban communities, primarily in the New York metropolitan region. As of June 30, 2015, Urban Edge owned 83 properties totaling approximately 15 million square feet of gross leasable area.

the urban edge

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NEw JErSEY Paramus – The Outlets at Bergen Town Center 8 Hackensack 10 Totowa 12 Lodi – Memorial & washington 14 Lodi – route 17 15 East rutherford 16 Garfield 17 North Bergen – Tonnelle Avenue 18 North Bergen – Kennedy Blvd. 20 Jersey City 22 Kearny 23 East Hanover 24 Montclair 26 Morris Plains 28 rockaway – Dover 29 Union – Vauxhall 30 Union Plaza 31 watchung 32 North Plainfield 33 woodbridge 34 East Brunswick 35 Brick 36 Manalapan 37 Middletown 38 Marlton 39 NEw YOrK Bronx – Bruckner Plaza 42 Bronx – Gun Hill road 44 Staten Island – Forest Plaza 45 Mt. Kisco – Mount Kisco Commons 46 Huntington – Big H Shopping Center 47 Oceanside 48 Inwood – Burnside Plaza 48 west Babylon – Hubbards Path Shopping Center 49 PHILADELPHIA Glenolden 52 Broomall 53 Bensalem 53 MArYLAND Towson 56 rockville 57 CALIFOrNIA walnut Creek – Mt. Diablo Boulevard 60 walnut Creek – South Main Street 61 PUErTO rICO Caguas – Las Catalinas Mall 64 San Juan – The Outlets at Montehiedra 65 TABLE OF CONTENTS

6 Hackensack Paramus – The Outlets at Bergen Town Center Lodi – Route 17 Lodi – Memorial & Washington Garfield Jersey City East Rutherford East Hanover Morris Plains Totowa Montclair Kearny East Brunswick Woodbridge North Plainfield Watchung North Bergen – Kennedy Blvd. North Bergen – Tonnelle Ave Staten Island – Forest Plaza Union Plaza Union – Vauxhall Rockaway – Dover

7 New Hyde Park Oceanside West Babylon – Hubbards Path Shopping Center Bronx – Bruckner Plaza Inwood – Burnside Plaza Huntington – Big H Shopping Center Freeport Bronx – Gun Hill Road Mt. Kisco – Mount Kisco Commons 35 miles ©2015 Google Earth

new Jerse y

10 PARAMUS – THE OUTLETS AT BERGEN TOWN CENTER One Bergen Town Center 1,011,466 sq. ft.

11 [LOGO]

12 [LOGO]

This page and opposite HACKENSACK 450 Hackensack Avenue 274,983 sq. ft.

This page and opposite TOTOWA 545 Highway 46 west 271,488 sq. ft.

15 15 [LOGO]

LODI – MEMORIAL & WASHINGTON 4 Memorial Drive 85,338 sq. ft. 16

LODI – ROUTE 17 370 Essex Street 171,216 sq. ft.

18 EAST RUTHERFORD 150 route 17 North 196,573 sq. ft.

19 GARFIELD 174 Passaic Street 195,297 sq. ft.

20 This page and opposite NORTH BERGEN – TONNELLE AVENUE 2100 88th Street and Tonnelle Avenue 412,102 sq. ft.

21 [LOGO]

22 [LOGO]

23 This page and opposite NORTH BERGEN – KENNEDy BLVD. 1445 Kennedy Boulevard 62,112 sq. ft.

JERSEy CITy 733 State route 440 236,024 sq. ft.

25 KEARNy 175 Passaic Avenue 103,898 sq. ft.

This page and opposite EAST HANOVER 200-240 route 10 west 343,246 sq. ft. 26

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28

29 This page and opposite MONTCLAIR 701 Bloomfield Avenue 17,771 sq. ft.

30 MORRIS PLAINS 1711 State route 10 East 177,230 sq. ft.

31 ROCKAWAy – DOVER 437 US Highway 46 East 181,642 sq. ft.

UNION – VAUxHALL 2445 Springfield Avenue 232,000 sq. ft.

UNION PLAzA 1701 Morris Avenue 276,404 sq. ft. 33

34 WATCHUNG 1601 Highway 22 west 169,766 sq. ft.

35 NORTH PLAINFIELD 1200 route 22 East 211,980 sq. ft.

WOODBRIDGE 306 US Highway 9 North 226,278 sq. ft. 36

EAST BRUNSWICK 333-335 State route 18 427,267 sq. ft.

BRICK 644 NJ Highway 70 west 278,071 sq. ft.

MANALAPAN 15 US Highway 9 South 208,051 sq. ft. 39

MIDDLETOWN 754 State route 35 231,376 sq. ft. 40

MARLTON 307 route 70 west 212,518 sq. ft.

new york

44 BRONx – BRUCKNER PLAzA white Plains road and Turnbull Avenue 500,739 sq. ft.

45 [LOGO]

46 BRONx – GUN HILL ROAD 1750-1780 Gun Hill road 77,299 sq. ft.

47 STATEN ISLAND – FOREST PLAzA 2040 Forest Avenue 165,066 sq. ft.

MT. KISCO – MOUNT KISCO COMMONS 195 North Bedford road 188,907 sq. ft. 48

HUNTINGTON – BIG H SHOPPING CENTER 839 New York Avenue 337,042 sq. ft.

OCEANSIDE 3098 Long Beach road 15,500 sq. ft. INWOOD – BURNSIDE PLAzA 603 Burnside Avenue 100,168 sq. ft.

WEST BAByLON – HUBBARDS PATH SHOPPING CENTER 713 - 761 Sunrise Highway 65,970 sq. ft. 51

PhiladelPhia

54 GLENOLDEN 50 North MacDade Boulevard 102,071 sq. ft.

BROOMALL 2940 Springfield road 168,906 sq. ft. BENSALEM 2353 Street road 184,500 sq. ft.

Maryland

58 TOWSON 801 Goucher Boulevard 154,700 sq. ft.

59 ROCKVILLE 199 East Montgomery Avenue 93,899 sq. ft.

California

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63 This page and opposite WALNUT CREEK – MT. DIABLO BOULEVARD 1556 Mt. Diablo Boulevard 7,028 sq. ft. WALNUT CREEK – SOUTH MAIN STREET 1149 South Main Street 29,000 sq. ft.

Puerto riCo

CAGUAS – LAS CATALINAS MALL 495,856 sq. ft. 66

SAN JUAN – THE OUTLETS AT MONTEHIEDRA 610,911 sq. ft.

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www.uedge.com Front cover PARAMUS – THE OUTLETS AT BERGEN TOWN CENTER One Bergen Town Center 1,011,466 sq. ft. Back cover BRONx – BRUCKNER PLAzA white Plains road and Turnbull Avenue 500,739 sq. ft.

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THE
URBAN EDGE

URBAN EDGE
PROPERTIES

Urban Edge Properties is a NYSE listed real estate investment trust focused on retail real estate in urban communities, primarily in the New York metropolitan region. As of June 30, 2015, Urban Edge owned 83 properties totaling approximately 15 million square feet of gross leasable area.

THE URBAN EDGE

URBAN EDGE
PROPERTIES

TABLE OF CONTENTS


Paramus – The Outlets at Bergen Town Center
Hackensack
Totowa
Rockaway – Dover
Lodi – Memorial & Washington
Lodi – Route 17
Garfield
Morris Plains
East Rutherford
Montclair
East Hanover
North Bergen – Tonnelle Ave
Kearny
North Bergen – Kennedy Blvd.
Jersey City
Union – Vauxhall
Union Plaza
Watchung
Staten Island – Forest Plaza
North Plainfield
Woodbridge
East Brunswick


Mt. Kisco – Mount Kisco Commons
35 miles
Bronx – Gun Hill Road
Bronx – Bruckner Plaza
Huntington – Big H Shopping Center
New Hyde Park
West Babylon – Hubbards Path Shopping Center
Freeport
Oceanside
Inwood – Burnside Plaza
©2015 Google Earth

NEW JERSEY



PARAMUS – THE OUTLETS AT BERGEN TOWN CENTER
One Bergen Town Center
1,011,466 sq. ft.





This page and opposite

HACKENSACK

450 Hackensack Avenue

274,983 sq. ft.



This page and opposite

TOTOWA

545 Highway 46 West

271,488 sq. ft.





LODI – MEMORIAL & WASHINGTON
4 Memorial Drive
85,338 sq. ft.



LODI – ROUTE 17
370 Essex Street
171,216 sq. ft.





EAST RUTHERFORD
150 Route 17 North
196,573 sq. ft.



GARFIELD
174 Passaic Street
195,297 sq. ft.



This page and opposite

NORTH BERGEN – TONNELLE AVENUE

2100 88th Street and Tonnelle Avenue

412,102 sq. ft.







This page and opposite
NORTH BERGEN – KENNEDY BLVD.
1445 Kennedy Boulevard
62,112 sq. ft.

JERSEY CITY
733 State Route 440
236,024 sq. ft.



KEARNY
175 Passaic Avenue
103,898 sq. ft.



This page and opposite

EAST HANOVER

200-240 Route 10 West

343,246 sq. ft.









This page and opposite
MONTCLAIR
701 Bloomfield Avenue
17,771 sq. ft.



MORRIS PLAINS
1711 State Route 10 East
177,230 sq. ft.



ROCKAWAY – DOVER
437 US Highway 46 East
181,642 sq. ft.

UNION – VAUXHALL
2445 Springfield Avenue
232,000 sq. ft.



UNION PLAZA
1701 Morris Avenue
276,404 sq. ft.





WATCHUNG
1601 Highway 22 West
169,766 sq. ft.



NORTH PLAINFIELD
1200 Route 22 East
211,980 sq. ft.

WOODBRIDGE
306 US Highway 9 North
226,278 sq. ft.



EAST BRUNSWICK
333-335 State Route 18
427,267 sq. ft.



BRICK
644 NJ Highway 70 West
278,071 sq. ft.



MANALAPAN
15 US Highway 9 South
208,051 sq. ft.



MIDDLETOWN
754 State Route 35
231,376 sq. ft.



MARLTON
307 Route 70 West
212,518 sq. ft.



NEW YORK

BRONX – BRUCKNER PLAZA
White Plains Road and Turnbull Avenue
500,739 sq. ft.







BRONX – GUN HILL ROAD
1750-1780 Gun Hill Road
77,299 sq. ft.



STATEN ISLAND – FOREST PLAZA
2040 Forest Avenue
165,056 sq. ft.

MT. KISCO – MOUNT KISCO COMMONS
195 North Bedford Road
188,907 sq. ft.



HUNTINGTON – BIG H SHOPPING CENTER
839 New York Avenue
337,042 sq. ft.



OCEANSIDE
3098 Long Beach Road
15,500 sq. ft.


Party City



INWOOD – BURNSIDE PLAZA
603 Burnside Avenue
100,168 sq. ft.

WEST BABYLON – HUBBARDS PATH SHOPPING CENTER
713 - 761 Sunrise Highway
65,970 sq. ft.



PHILADELPHIA



GLENOLDEN
50 North MacDade Boulevard
102,071 sq. ft.



BROOMALL
2940 Springfield Road
168,906 sq. ft.



BENSALEM
2353 Street Road
184,500 sq. ft.

MARYLAND



TOWSON
801 Goucher Boulevard
154,700 sq. ft.



ROCKVILLE
199 East Montgomery Avenue
93,899 sq. ft.

CALIFORNIA





This page and opposite

WALNUT CREEK – MT. DIABLO BOULEVARD

1556 Mt. Diablo Boulevard

7,028 sq. ft.

WALNUT CREEK – SOUTH MAIN STREET

1149 South Main Street

29,000 sq. ft.

PUERTO RICO

CAGUAS – LAS CATALINAS MALL
495,856 sq. ft.



SAN JUAN – THE OUTLETS AT MONTEHIEDRA
610,911 sq. ft.



URBAN EDGE
PROPERTIES

Front cover

PARAMUS – THE OUTLETS AT BERGEN TOWN CENTER

One Bergen Town Center

1,011,466 sq. ft.

Back cover

BRONX – BRUCKNER PLAZA

White Plains Road and Turnbull Avenue

500,739 sq. ft.

URBAN EDGE PROPERTIES

www.uedge.com


Kmart